EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of The Wet Seal, Inc. for the period ended January 31, 2004, I, Peter D. Whitford, Chief Executive Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-K for the period ended January 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-K for the period ended January 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: March 26, 2004	/s/ PETER D. WHITFORD
Peter D. Whitford
Chief Executive Officer
(Principal Executive Officer)